NATIONAL PENN BANCSHARES, INC. CAPITAL ACCUMULATION PLAN
                (Amended and Restated Effective January 1, 1997)

                                 (Revised 2001)

                                 Amendment No. 4

     National Penn Bancshares, Inc. (the "Company") adopted the National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1, 1997) (Revised 2001) (the "Plan") for the benefit of certain of its Employees (as defined in the Plan) and its subsidiaries' Employees. The Company subsequently amended the Plan by Amendment Nos. 1, 2 and 3 thereto.

     The Company hereby amends subsection 5(e)(iii) of the Plan as requested by the Internal Revenue Service as a precondition to the grant of a favorable determination with respect to the Plan by inserting "December 31, 1999" in place of "December 31, 2000" at the end thereof.

         Executed this 19th day of May, 2003.

Attest:                                          NATIONAL PENN BANCSHARES, INC.

By:  /s/ Sandra L. Spayd                         By: /s/ Wayne R. Weidner
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(Corporate Seal)


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